UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: May 8, 2018
           (Date of earliest reported event): (April 26, 2018)

                             NEWGIOCO GROUP, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              +39 391 306 4134
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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ITEM 5.02 - Departure of Directors or Principal Officers; Appointment of
Principal Officers.

On April 26, 2018, our director Alessandro Marcelli voluntarily resigned from the board of directors. Mr. Marcelli will remain as Company President and continue his duties as director of operations in our principal operations office in Rome, Italy.

As a result of Mr. Marcelli's resignation the Board is now constituted of five members the majority of which are Independent Directors (as defined in NASDAQ Rule 5605(a)(2)).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  May 8, 2018.                      Newgioco Group, Inc.


                                     Per: /s/ Michele Ciavarella, B.Sc.
                                         ------------------------------
                                          Michele Ciavarella
                                          Chairman of the Board
                                          Chief Executive Officer